Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Deutsche Cash Management Fund
                                             Institutional Class, a series
                                             of Scudder Institutional Funds

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Management Fund Institutional Class, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Management Fund Institutional Class (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Deutsche Cash Management Fund
                                             Institutional Class, a series
                                             of Scudder Institutional Funds